EXHIBIT 32.1

SECTION 906 CERTIFICATION OF
 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
OF ORO CAPITAL CORPORATION

In connection with the accompanying Annual Report on Form 10-K of Oro Capital Corporation for the year ended July 31, 2013, the undersigned, Danny Aaron, President and Chief Executive Officer of Oro Capital Corporation, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the year ended July 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the year ended July 31, 2013 fairly presents, in all material respects, the financial condition and results of operations of Oro Capital Corporation.

Date: October 28, 2013	By:	/s/ Danny Aaron
Danny Aaron
President, Chief Executive Officer, Secretary, Treasurer and Director (principal executive officer, principal financial officer, and principal accounting officer)